                                   EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------

          Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date: February 13, 2001

                               MAYFIELD VII
                               A California Limited Partnership

                               By:  Mayfield VII Management Partners,
                                    a California Limited Partnership,
                                    Its General Partner

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                   James T. Beck, Authorized Signatory

                               MAYFIELD VII MANAGEMENT PARTNERS
                               A California Limited Partnership

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                   James T. Beck, Authorized Signatory

                               MAYFIELD ASSOCIATES FUND II
                               A California Limited Partnership

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                   James T. Beck, Authorized Signatory

                               YOGEN K. DALAL

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                  James T. Beck, Attorney In Fact

                               F. GIBSON MYERS, JR.

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                  James T. Beck, Attorney In Fact

                              Page 17 of 34 pages.
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                               KEVIN A. FONG

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                  James T. Beck, Attorney In Fact

                               WILLIAM D. UNGER

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                  James T. Beck, Attorney In Fact

                               WENDELL G. VAN AUKEN

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                  James T. Beck, Attorney In Fact

                               MICHAEL J. LEVINTHAL

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                   James T. Beck, Attorney In Fact

                               A. GRANT HEIDRICH, III

                               By:  /s/ James T. Beck
                                  -------------------------------------
                                  James T. Beck, Attorney In Fact

                              Page 18 of 34 pages.